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                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM T-1

                                 --------------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                 --------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) [ ]

                                 --------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

    303 PEACHTREE STREET                  30308               58-0466330
          30TH FLOOR                    (Zip Code)         (I.R.S. employer
       ATLANTA, GEORGIA                                    identification no.)
(Address of principal executive
           offices)

                                 --------------

                                  KELLY MATHIS
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7063
            (Name, address and telephone number of agent for service)

                                 --------------

                                 INTERFACE, INC.

            GEORGIA                                       58-1451243
(State or other jurisdiction of                (IRS employer identification no.)
incorporation or organization)

2859 PACES FERRY ROAD, SUITE 2000                          30339
        ATLANTA, GEORGIA                                 (Zip Code)
 (Address of principal executive
            offices)

                                 --------------

                    9 1/2% SENIOR SUBORDINATED NOTES DUE 2014

                       (Title of the indenture securities)

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1.       General information.

         Furnish the following information as to the trustee-

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  ATLANTA, GEORGIA

                  FEDERAL RESERVE BANK OF ATLANTA
                  104 MARIETTA STREET, N.W.
                  ATLANTA, GEORGIA

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  550 17TH STREET, N.W.
                  WASHINGTON, D.C.

                  Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

13.      Defaults by the Obligor.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         THERE HAS NOT BEEN ANY SUCH DEFAULT.

14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION (b) TO
         ITEM 13, THE OBLIGOR IS NOT IN DEFAULT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

                                       2
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16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect (Incorporated by reference to Exhibit 1 to Form T-1, Registration No. 333-82717 filed by ONEOK, Inc.).

         (2) A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1).

         (3) A copy of the authorization of the trustee to exercise corporate trust powers (Incorporated by reference to Exhibit 3 to Form T-1, Registration No. 333-100167 filed by The Ryland Group, Inc.).

         (4) A copy of the existing by-laws of the trustee as now in effect (Incorporated by reference to Exhibit 4 to Form T-1, Registration No. 333-82717 filed by ONEOK, Inc.).

         (5)      Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on December 31, 2003.

         (8)      Not applicable.

         (9)      Not applicable.

                                       3
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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 16th day of April, 2004.

                                  SUNTRUST BANK

                                  By: /s/ Kelly Mathis
                                     -------------------------------------------
                                               Kelly Mathis
                                               Trust Officer

                                       4
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                              EXHIBIT 1 TO FORM T-1

                             ARTICLES OF ASSOCIATION
                                       OF
                                  SUNTRUST BANK

      (Incorporated by reference to Exhibit 1 to Form T-1, Registration No.
                         333-82717 filed by ONEOK, Inc.)

                                       5
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                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

                             (Included in Exhibit 1)

                                       6
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                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

      (Incorporated by reference to Exhibit 3 to Form T-1, Registration No.
                   333-100167 filed by The Ryland Group, Inc.)

                                       7
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                              EXHIBIT 4 TO FORM T-1

                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

      (Incorporated by reference to Exhibit 4 to Form T-1, Registration No.
                         333-82717 filed by ONEOK, Inc.)

                                       8
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                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                                       9
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                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of up to $135,000,000 of 9 1/2% Senior Subordinated Notes due 2014 of Interface, Inc., SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                  SUNTRUST BANK

                                  By: /s/ Kelly Mathis
                                     -------------------------------------------
                                                Kelly Mathis
                                                Trust Officer

                                       10
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                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)


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SunTrust Bank                                   FIEC 031
ATLANTA                                         Consolidated Report of Condition
Certificate Number: 00867                       for December 31, 2003

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET                                                 C400

Dollar Amounts in Thousands

ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):                               RCFD
   a. Non-interest bearing balances and currency and coin (1)......................................       0081       4,160,723 1.a
   b. Interest-bearing balances (2)................................................................       0071          22,250 1.b
2. Securities:
   a. Held-to-maturity securities (from Schedule RC-B, column A)...................................       1754               0 2.a
   b. Available-for-sale securities (from Schedule RC-B, column D).................................       1773      23,084,151 2.b
3. Federal funds sold and securities purchased under agreements to resell:                                RCON
   a.  Federal funds sold in domestic offices......................................................       B987         545,975 3.a
                                                                                                          RCFD
   b.  Securities purchased under agreements to resell (3).........................................       B989       3,399,256 3.b
4. Loans and lease financing receivables (from Schedule RC-C):
   a. Loans and leases held for sale..........................................                            5369       5,522,060 4.a
   b. Loans and leases, net of unearned income................................      B528     80,886,025                        4.b
   c. LESS: Allowance for loan and lease losses...............................      3123        934,842                        4.c
   d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)..................       B529      79,951,183 4.d
5.  Trading assets (from Schedule RC-D)............................................................       3545       1,366,262 5
6.  Premises and fixed assets (including capitalized leases).......................................       2145       1,350,698 6
7.  Other real estate owned (from Schedule RC-M)...................................................       2150          23,553 7
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M).......       2130               0 8
9.  Customers' liability to this bank on acceptances outstanding...................................       2155          63,014 9
10. Intangible assets:                                                                                                         10
   a.  Goodwill....................................................................................       3163         883,189 10.a
   b.  Other intangible assets from Schedule RC-M..................................................       0426         631,929 10.b
11. Other assets (from Schedule RC-F)..............................................................       2160       3,419,324 11
12. Total assets (sum of items 1 through 11).......................................................       2170     124,453,567 12

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(1)      Includes cash items in process of collection and unposted debits.

(2)      Include time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

                                      -12-
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SunTrust Bank                                             FFIEC 031
Certificate Number: 00867

SCHEDULE RC - CONTINUED

                                                     Dollar Amounts in Thousands

LIABILITIES
13. Deposits:                                                                                             RCON
    a. In domestic offices (sum of totals of columns A and C from Schedule                                2200     76,470,435 13.a
       RC-E, part I):
       (1)Noninterest-bearing (1)............................................      6631     11,123,455                        13.a.1
       (2)Interest-bearing...................................................      6636     65,346,980                        13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                      RCFN
       (from Schedule RC-E, part II).........................................                             2200      5,098,488 13.b
       (1)Noninterest-bearing................................................      6631              0                        13.b.1
       (2)Interest-bearing...................................................      6636      5,098,488                        13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase:                           RCON
    a. Federal funds purchased in domestic offices (2)..............................................      B993      4,468,779 14.a
                                                                                                          RCFD
    b. Securities sold under agreements to repurchase (3)...........................................      B995      8,393,215 14.b
15. Trading liabilities (from Schedule RC-D)........................................................      3548      1,043,622 15
16. Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases) (from Schedule RC-M)........................................................      3190     13,508,694 16
17. Not applicable..................................................................................
18. Bank's liability on acceptances executed and outstanding........................................      2920         63,014 18
19. Subordinated notes and debentures (4)...........................................................      3200      2,150,286 19
20. Other liabilities (from Schedule RC-G)..........................................................      2930      2,386,963 20
21. Total liabilities (sum of items 13 through 20)..................................................      2948    113,583,496 21
22. Minority interest in consolidated subsidiaries..................................................      3000      1,013,515 22
    EQUITY CAPITAL
23. Perpetual preferred stock and related surplus...................................................      3838              0 23
24. Common stock....................................................................................      3230         21,600 24
25. Surplus (exclude all surplus related to preferred stock)........................................      3839      3,178,465 25
26. a. Retained earnings............................................................................      3632      5,734,769 26.a
    b. Accumulated other comprehensive income (5)...................................................      B530        921,722 26.b
27. Other equity capital components (6).............................................................      A130              0 27
28. Total equity capital (sum of items 23 through 27)...............................................      3210      9,856,556 28
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22 and 28)...........      3300    124,453,567 29

    MEMORANDUM TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1.  Indicated in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the
    bank by independent external auditors as of                                                           RCFD         Number
    any date during 2002                                                                                  6724            N/A M.1

1= Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2= Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3= Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4= Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5.= Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6=  Review of the bank's financial statements by external auditors

7=  Compilation of the bank's financial statements by external auditors

8=  Other audit procedures (excluding tax preparation work)

9=  No external audit work

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(1)      Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4)      Includes limited-life permitted stock and related surplus.

                                      -13-
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(5)      Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6)      Includes treasury stock and unearned Employee Stock Ownership Plan
         Shares.

                                      -14-
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                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                                      -15-
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                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                                      -16-